UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 10, 2026

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	NASDAQ Capital Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Middlefield Banc Corp. (the “Company”) held a virtual special meeting of its shareholders on Tuesday, February 10, 2026, related to the Company’s proposed merger with Farmers National Banc Corp. (“Farmers”). At the special meeting, the Company’s shareholders voted on and approved three proposals, as described below and in more detail in the joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission on December 19, 2025. There were 8,090,067.0000 common shares outstanding as of the record date for the special meeting, of which 6,893,275.428709 were present in person or by proxy at the meeting, representing 85.21% of the outstanding shares eligible to vote. The results of the shareholder vote on each of the three proposals were as follows:

Proposal 1 - Merger Proposal

The Company’s shareholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of October 22, 2025, by and between Farmers and the Company, providing for the merger of the Company with and into Farmers, with Farmers as the surviving entity, as more fully described in the joint proxy statement/prospectus provided to shareholders. The following is a tabulation of the voting results for Proposal 1:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,327,107.748607	366,618.831715	199,544.926881	—

Proposal 2 - Merger-Related Compensation Proposal

The Company’s shareholders approved a proposal to approve, on an advisory (non-binding) basis, the merger-related consideration to be received by the named executive officers of Middlefield Banc Corp. in connection with the merger. The following is a tabulation of the voting results for Proposal 2:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,822,230.136750	863,747.740639	207,297.551320	—

Proposal 3 - Adjournment Proposal

The Company’s shareholders approved a proposal to adjourn the special meeting if adjournment is necessary to allow solicitation of additional proxies if there are insufficient votes to adopt the Merger Agreement. Although Proposal 3 was approved, the adjournment of the special meeting was not necessary because the Company’s shareholders approved Proposal 1. The following is a tabulation of the voting results for Proposal 3:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,212,799.006881	511,020.830451	169,455.591377	—

Item 7.01.	Regulation FD Disclosure.

On February 10, 2026, Farmers and the Company issued a joint press release announcing that each company’s shareholders approved the merger agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Farmers and the Company anticipate that the merger will be completed during the first quarter of 2026, although completion of the merger remains subject to the satisfaction of customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished to this Current Report on Form 8-K:

(d) Exhibits.

99.1	Farmers National Banc Corp. press release dated February 10, 2026

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: February 10, 2026	/s/ Ronald L. Zimmerly, Jr
President and Chief Executive Officer